Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,

Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728

hereinafter called Assignor), for and in consideration of $1.00

and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto TN-K Energy Group, Inc., by Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555

(hereinafter called Assignee), 27.5 net working interest (0.275)

interest in and to the oil and gas lease dated November 1, 20 07, from

J. R., Doug, Wayne, and Joey Clark

lessor

to Mitchell Coomer and Travis Coomer lessee,

recorded in book L 69, Page 535, insofar as said lease covers the following described land in

Green County, State of Kentucky; bounded

and described as follows:

North by lands of Paul Milles

East by lands of Nalson Murrell

South by lands of Robert Simmons

West by lands of James Clark

This assignment is effective for the following wells only:

Well #80 (permit no. 105684)
Well #93 (permit no. 105635)
Well #0103 (permit no. 105623)
Well #104 (permit no. 105685)
Well #119 (permit no. 105624)
Well #148 (permit no. 105629)
Well #1H

This assignment is subject to attached additional terms.

containing 586 acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals, this the 4th day of December, 2009.

witness

THIS INSTRUMENT PREPARED BY:

[signature]

HON. GARY A. LITTLE
110 CUMBERLAND STREET
P.O. BOX 68
ALBANY, KY 42602
(606) 387-6779

Mitchell Coomer (SEAL)
MITCHELL COOMER

Travis Coomer (SEAL)
TRAVIS COOMER

(SEAL)

(SEAL)

(SEAL)

(SEAL)

ATTACHED ADDITIONAL TERMS

1. The operator of the wells listed in this assignment shall be Mitchell Coomer. If, however, Mitchell Coomer, for any reason, is unable to operate the wells, the Assignee, TN-K Energy Group, Inc., shall have the right to operate any of said wells to produce oil and/or gas products.

2. The Assignee shall also have ownership of 27.5% of all equipment located on said wells, including tanks, well head and pumps, flow lines, and any and all other equipment used to operate said wells.

3. If said wells are treated, deepened, or enhanced, the Assignee shall own 27.5% of any and all said interest which may result.

4. The Assignee shall bear 32% of all costs for drilling, completion, and operation of the subject wells.

5. The Assignor shall provide to the Assignee any and all documents regarding said wells, including drilling reports and logs, well location pats, production records, and any and all other documents upon request.

6. Prior to this assignment, said wells were owned by Mitchell and Travis Coomer, each owning a 50% interest. As a result of this assignment, the parties hereto agree that if there are any issues to be decided or any items of disagreement, the Assignee, TN-K Energy Group, Inc., shall have one (1) vote, Mitchell Coomer shall one (1) vote, Travis Coomer shall have one (1) vote, being a total of three (3) votes. A majority vote shall decide any items in dispute regarding operation of said wells.

Mitchell Coomer
MITCHELL COOMER

Travis Coomer
TRAVIS COOMER

[signature]
TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO

3rd Subscribed, sworn, and acknowledged to before me by MITCHELL COOMER, this the 3rd day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

3rd Subscribed, sworn, and acknowledged to before me by TRAVIS COOMER, this the 3rd day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO, on this the 4th day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

pageaddterms.wpd

Attached Additional Items No. 2
to Assignment of Oil and Gas Lease
(CONTINUED FROM ATTACHED ADDITIONAL TERMS)

7. Additional Consideration. As additional consideration for the assignment of the wells hereinabove set forth, the Assignee shall issue an aggregate of seven hundred thousand (700,000) shares of its common stock, par value $0.003 per share (the "Shares"), as follows:

Recipient	No. of Shares
Mitchell Coomer	350,000
Travis Coomer	350,000
	700,000

Upon such issuance such shares shall be fully paid and non-assessable.

8. Representations and Warranties of the Assignors.

Each of Mitchell Coomer and Travis Coomer (individually an "Assignor") represent and warrant to the Assignee as follows:

a. The Assignor is an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"), is experienced in investments and business matters, has made investments of a speculative nature in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Assignor to utilize the information made available by the Assignee to evaluate the merits and risks of and to make an informed investment decision with respect to the transaction, which represents a speculative investment. The Assignor is able to bear the risk of such investment for an indefinite period and to afford a complete loss of the entire investment.

b. The Assignor has had access at the EDGAR Website of the Commission to the Assignee's Form 10-K for the year ended December 31, 2008 and all periodic and current reports thereafter filed with the Commission. In addition, the Assignor has received in writing from the Assignee such other information concerning its operations, financial condition and other matters as the Assignor has requested in writing, and considered all factors the Assignor deems material in deciding on the advisability of investing in the Shares. The Assignor has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Assignee acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Assignee possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent the Assignor considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Assignee.

c. The Assignor understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. The Assignor is acquiring the Shares as principal for his own account for investment and not with a view to, or for sale in connection with, any distribution of such Shares or any part thereof, has no present intention of distributing any of such Shares. The Assignor does not have any agreement or understanding, directly or indirectly, with any entity or person to distribute any of the Shares. The Assignor understands that the certificate representing the Shares shall bear the following or similar legend:

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY

SATISFACTORY TO TN-K ENERGY GROUP INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

9. Confidentiality. The Assignor acknowledges that the Assignee's trade secrets, private or secret processes, methods and ideas, as they exist from time to time, customer lists and information concerning the Assignee's business, services, development, technical information, marketing activities and procedures, credit and financial data concerning the Assignee (the "Proprietary Information") are valuable, special and unique assets of the Assignee. In light of the highly competitive nature of the industry in which the Assignee's business is conducted, the Assignor agrees that all Proprietary Information, heretofore or in the future obtained by the Assignor as a result of the Assignor's association with the Assignee shall be considered confidential. In recognition of this fact, the Assignor agrees that he will not use or disclose any of such Proprietary Information for the Assignor's own purposes or for the benefit of any person or other entity or organization (except the Assignee) under any circumstances unless such Proprietary Information has been publicly disclosed generally or, unless upon written advice of legal counsel reasonably satisfactory to the Assignee, the Assignor is legally required to disclose such Proprietary Information.

Mitchell Coomer
MITCHELL COOMER

Travis Coomer
TRAVIS COOMER

TN-K ENERGY GROUP INC.

By: Kenny A. Page
Kenny A. Page, CEO

Subscribed, sworn and acknowledged to before me by MITCHELL COOMER, this 4th day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn and acknowledged to before me by TRAVIS COOMER, this 4th day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn and acknowledged to before me by TN-K ENERGY GROUP INC. by and through KENNY A. PAGE, CEO, this 4th day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Assignment of Oil and Gas Lease

KNOW ALL MEN BY THESE PRESENTS that the undersigned,
Mitchell Coomer and Travis Coomer, of 401 Coomer Road, Columbia, KY 42728
hereinafter called Assignor), for and in consideration of $1.00
and other valuable considerations, the receipt in hereby acknowledged, does hereby sell, assign, transfer and set over unto TN-K Energy Group, Inc., by Kenny A. Page, CEO, of 649 Sparta Highway, Suite 102, Crossville, TN 38555
(hereinafter called Assignee), 27.5% net working interest (0.275)
interest in and to the oil and gas lease dated May 1, 20 08, from
Pansy Clark, by and through her POA, James L. Clark
, lessor
to Mitchell Coomer and Travis Coomer lessee,
recorded in book L 69, Page 769, insofar as said lease covers the following described land in
Green County, State of Kentucky; bounded
and described as follows:

North by lands of Nelson Murrell

East by lands of Jason Wilcoxson and James Clark

South by lands of J. R. Clark

West by lands of Joe E. Froggett

This assignment is effective for the following well only:
Well #P12 (permit no. 105687)

This assignment is subject to attached additional terms.

containing 152.5 acres, more or less.

Subject always, however, to all terms, limitations, rents, royalties and payments in the above described lease contained.

To have and to hold the same unto the said party of the second part, his heirs and assigns forever.

It is the intention of the parties hereto that said lease shall be held by a tenancy in common, and that a partnership is not intended to, and shall not be created or established by virtue of this assignment, or any operation subsequent thereto, without the express agreement and consent of the parties.

The party of the second part hereby covenants and agrees to pay the proper pro-rata share of all reasonable expense incurred in the payment of rentals, development, maintenance and operation of the herein described lease as a whole, in accordance with plans adopted and carried out by the owners of a majority interest in the herein described lease.

IN WITNESS WHEREOF we have hereto set our hands and seals, this the 4th day of December, 2009.
witness

THIS INSTRUMENT PREPARED BY:

HON. GARY A. LITTLE
P.O. BOX 68
110 CUMBERLAND STREET
ALBANY, KY 42602
(606) 387-6779

Mitchell Coomer (SEAL)
MITCHELL COOMER

Travis Coomer (SEAL)
TRAVIS COOMER

(SEAL)

(SEAL)

(SEAL)

(SEAL)

ATTACHED ADDITIONAL TERMS

1. The operator of the wells listed in this assignment shall be Mitchell Coomer. If, however, Mitchell Coomer, for any reason, is unable to operate the wells, the Assignee, TN-K Energy Group, Inc., shall have the right to operate any of said wells to produce oil and/or gas products.

2. The Assignee shall also have ownership of 27.5% of all equipment located on said wells, including tanks, well head and pumps, flow lines, and any and all other equipment used to operate said wells.

3. If said wells are treated, deepened, or enhanced, the Assignee shall own 27.5% of any and all said interest which may result.

4. The Assignee shall bear 32% of all costs for drilling, completion, and operation of the subject wells.

5. The Assignor shall provide to the Assignee any and all documents regarding said wells, including drilling reports and logs, well location pats, production records, and any and all other documents upon request.

6. Prior to this assignment, said wells were owned by Mitchell and Travis Coomer, each owning a 50% interest. As a result of this assignment, the parties hereto agree that if there are any issues to be decided or any items of disagreement, the Assignee, TN-K Energy Group, Inc., shall have one (1) vote, Mitchell Coomer shall one (1) vote, Travis Coomer shall have one (1) vote, being a total of three (3) votes. A majority vote shall decide any items in dispute regarding operation of said wells.

Mitchell Coomer
MITCHELL COOMER

Travis Coomer
TRAVIS COOMER

TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO

Subscribed, sworn, and acknowledged to before me by MITCHELL COOMER, this the 3 day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by TRAVIS COOMER, this the 3 day of December, 2009

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn, and acknowledged to before me by TN-K ENERGY GROUP, INC., by and through KENNY A. PAGE, CEO, on this the 4th day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

pageattaddterms.wpd

Attached Additional Items No. 2
to Assignment of Oil and Gas Lease
Well #P12
(CONTINUED FROM ATTACHED ADDITIONAL TERMS)

7. Additional Consideration. As additional consideration for the assignment of the wells hereinabove set forth, the Assignee shall issue an aggregate of one hundred thousand (100,000) shares of its common stock, par value $0.003 per share (the "Shares"), as follows:

Recipient	No. of Shares
Mitchell Coomer	50,000
Travis Coomer	50,000
	100,000

Upon such issuance such shares shall be fully paid and non-assessable.

8. Representations and Warranties of the Assignors.

Each of Mitchell Coomer and Travis Coomer (individually an "Assignor") represent and warrant to the Assignee as follows:

a. The Assignor is an "accredited investor", as such term is defined in Regulation D promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 (the "Securities Act"), is experienced in investments and business matters, has made investments of a speculative nature in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Assignor to utilize the information made available by the Assignee to evaluate the merits and risks of and to make an informed investment decision with respect to the transaction, which represents a speculative investment. The Assignor is able to bear the risk of such investment for an indefinite period and to afford a complete loss of the entire investment.

b. The Assignor has had access at the EDGAR Website of the Commission to the Assignee's Form 10-K for the year ended December 31, 2008 and all periodic and current reports thereafter filed with the Commission. In addition, the Assignor has received in writing from the Assignee such other information concerning its operations, financial condition and other matters as the Assignor has requested in writing, and considered all factors the Assignor deems material in deciding on the advisability of investing in the Shares. The Assignor has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Assignee acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Assignee possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent the Assignor considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Assignee.

c. The Assignor understands that the Shares are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law. The Assignor is acquiring the Shares as principal for his own account for investment and not with a view to, or for sale in connection with, any distribution of such Shares or any part thereof, has no present intention of distributing any of such Shares. The Assignor does not have any agreement or understanding, directly or indirectly, with any entity or person to distribute any of the Shares. The Assignor understands that the certificate representing the Shares shall bear the following or similar legend:

> "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY

SATISFACTORY TO TN-K ENERGY GROUP INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

9. Confidentiality. The Assignor acknowledges that the Assignee's trade secrets, private or secret processes, methods and ideas, as they exist from time to time, customer lists and information concerning the Assignee's business, services, development, technical information, marketing activities and procedures, credit and financial data concerning the Assignee (the "Proprietary Information") are valuable, special and unique assets of the Assignee. In light of the highly competitive nature of the industry in which the Assignee's business is conducted, the Assignor agrees that all Proprietary Information, heretofore or in the future obtained by the Assignor as a result of the Assignor's association with the Assignee shall be considered confidential. In recognition of this fact, the Assignor agrees that he will not use or disclose any of such Proprietary Information for the Assignor's own purposes or for the benefit of any person or other entity or organization (except the Assignee) under any circumstances unless such Proprietary Information has been publicly disclosed generally or, unless upon written advice of legal counsel reasonably satisfactory to the Assignee, the Assignor is legally required to disclose such Proprietary Information.

Mitchell Coomer
MITCHELL COOMER

Travis Coomer
TRAVIS COOMER

TN-K ENERGY GROUP INC.

By: ________________
Kenny A. Page, CEO

Subscribed, sworn and acknowledged to before me by MITCHELL COOMER, this 3rd day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn and acknowledged to before me by TRAVIS COOMER, this 3rd day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

Subscribed, sworn and acknowledged to before me by TN-K ENERGY GROUP INC. by and through KENNY A. PAGE, CEO, this 4th day of December, 2009.

Heather Coomer
NOTARY PUBLIC, STATE AT LARGE
My Commission Expires: 10/2/2013

STATE OF ... Kentucky ....
COUNTY OF ..... Adair .... } ss

Before me, the undersigned authority within and for the above named county, personally appeared ....
.... MITCHELL COOMER ....

who acknowledged that.... HE ..... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this .... 4th .... day of
..... DECEMBER .... A. D., 20 09 ......

Heather Coomer
Notary Public—XXXXXXXXXXXX

My Commission Expires .. 10/2/2013 ......

By ....
D. C. of C. C.

STATE OF ... Kentucky ....
COUNTY OF ... Adair .... } ss

Before me, the undersigned authority within and for the above named county, personally appeared ....
...... TRAVIS COOMER ....

who acknowledged that.... HE ..... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this .... 4th .... day of
.. DECEMBER .... A. D., 20 .. 09 .....

Heather Coomer
Notary Public—XXXXXXXXXXXX

My Commission Expires ... 10/2/2013 ......

By ....
D. C. of C. C.

STATE OF ... Kentucky ....
COUNTY OF ... Adair .... } ss

Before me, the undersigned authority within and for the above named county, personally appeared ....
....

who acknowledged that .... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this .... 4 .... day of
.... A. D., 20 ....

Heather Coomer
Notary Public—C. of County Court

My Commission Expires .. 10/2/2013 ......

By ....
D. C. of C. C.

No. ....

.... County

Assignment of Oil and Gas Lease

FROM

TO

When Recorded Return To

STATE OF ... Kentucky .... }
COUNTY OF..... Adair .... } ss

Before me, the undersigned authority within and for the above named county, personally appeared ....
...... MITCHELL COOMER ....

who acknowledged that... HE ..... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this........... 4th ....day of
..... DECEMBER .... A. D., 20.09......

..... Heather Coomer .....
Notary Public — XXXXXXXXXXXXXXX

My Commission Expires ..10/2/2013....... By..
D. C. of C. C.

STATE OF .. Kentucky .... }
COUNTY OF... Adair .... } ss

Before me, the undersigned authority within and for the above named county, personally appeared ....
...... TRAVIS COOMER ....

who acknowledged that... HE ..... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this........... 4th ....day of
.... DECEMBER .... A. D., 20.09......

..... Heather Coomer .....
Notary Public — XXXXXXXXXXXXXXX

My Commission Expires ..10/2/2013....... By..
D. C. of C. C.

STATE OF ... Kentucky .... }
COUNTY OF... Adair .... } ss

Before me, the undersigned authority within and for the above named county, personally appeared ....
....

who acknowledged that........... did sign the above assignment and transfer for the uses and purposes therein mentioned.

IN WITNESS WHEREOF, I have hereunto affixed my signature and official seal this........... 4th ....day of
.... A. D., 20.........

..... Heather Coomer .....
Notary Public — C. of County Court

My Commission Expires ..10/2/2013....... By..
D. C. of C. C.

No. .... County

Assignment of Oil and Gas Lease

FROM

TO

When Recorded Return To